Filed pursuant to Rule 497(a)(1)
Registration File No. 333-191499
Rule 482 ad

FOR IMMEDIATE RELEASE

Newtek Business Services Corp. Prices Offering of 2,200,000

Shares of Common Stock

New York, NY – 11/13/2014 – Newtek Business Services Corp., a Maryland corporation (the “Company”), announced today that it has priced an underwritten offering of 2,200,000 shares of its common stock at a public offering price of $12.50 per share for total gross proceeds of $27.5 million. In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 330,000 shares of the Company’s common stock.

Prior to the pricing of this offering, Newtek Business Services, Inc. (NASDAQ: NEWT) merged with and into the Company and the Company filed an election to be regulated as a business development company under the Investment Company Act of 1940, as amended.

The Company intends to use the net proceeds of this offering to expand its financing activities and to primarily increase its activity in SBA 7(a) lending and make direct investments in portfolio companies (including, from time to time, acquiring controlling interests in portfolio companies) in accordance with its investment objectives and strategies. The Company will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of the proposed offering.

The joint-lead book-running managers for the offering are JMP Securities LLC and Ladenburg Thalmann. Lebenthal & Co., LLC is acting as a co-manager for the offering.

A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission (SEC). This offering may be made solely by means of a prospectus forming part of the effective registration statement.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus, dated November 3, 2014, contains this and other information about the Company and should be read carefully before investing. The information herein is not complete and may be changed.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

The preliminary prospectus for this offering can be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the preliminary prospectus, dated November 3, 2014, may be obtained from: JMP Securities LLC, Attn: Prospectus Department, 600 Montgomery Street, 10th Floor, San Francisco, CA 94111, or by calling (415) 835-8900; or Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com or calling 1-800-573-2541.

About Newtek Business Services, Inc.

Newtek Business Services, Inc., The Small Business Authority®, is the Authority for the small- and medium-sized business (SMB) market providing a wide range of business services and financial products under the Newtek® brand. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 business accounts across all 50 States to help them grow their sales, control their expenses and reduce their risk.

Newtek’s products and services include: The Newtek Advantage™, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Business Lending, Insurance Services, Web Services, Data Backup, Storage and Retrieval, Accounts Receivable Financing, and Payroll.

The Small Business Authority® is a registered trade mark of Newtek Business Services, Inc., and neither are a part of or endorsed by the U.S. Small Business Administration.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission, including the preliminary prospectus, dated November 3, 2014. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SOURCE: Newtek Business Services Corp.

Investor Relations

Contact: Jayne Cavuoto

Telephone: (212) 273-8179 / jcavuoto@thesba.com

Contact: Brett Maas

Telephone: (646) 536-7331 / brett@haydenir.com

Public Relations

Contact: Simrita Singh

Telephone: (212) 356-9566 / ssingh@thesba.com